                                                                  Exhibit 4.2(c)

                                                                  EXECUTION COPY

                                 MEDIACOM LLC
                         MEDIACOM CAPITAL CORPORATION

                                 $125,000,000

                         7 7/8% Senior Notes due 2011


                              PURCHASE AGREEMENT
                              ------------------

                                                            February 19, 1999

CHASE SECURITIES INC.
270 Park Avenue, 4th floor
New York, New York  10017


Ladies and Gentlemen:

          Mediacom LLC, a New York limited liability company ("Mediacom" and,
                                                               --------
together with its direct and indirect Subsidiaries (as defined herein), and Mediacom Capital (as defined herein), the "Company"), and Mediacom Capital
                                           -------
Corporation, a New York corporation and a wholly-owned subsidiary of Mediacom ("Mediacom Capital" and, together with Mediacom, the "Issuers"), propose to
  ----------------                                    -------
issue and sell $125,000,000 aggregate principal amount of their 7 7/8% Senior Notes due 2011 (the "Notes"). The Notes will be issued pursuant to an Indenture
                     -----
to be dated as of February 26, 1999 (the "Indenture") between the Issuers and
                                          ---------
Bank of Montreal Trust Company, as trustee (the "Trustee"). The Issuers hereby
                                                 -------
confirm their agreement with Chase Securities Inc. (the "Initial Purchaser")
                                                         -----------------
concerning the purchase of the Notes from the Issuers by the Initial Purchaser.

          The Notes will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Securities
                                                                    ----------
Act"), in reliance upon an exemption therefrom. The Issuers will prepare an
---
offering memorandum dated the date hereof (including the annexes thereto, the "Offering Memorandum") setting forth information concerning the Issuers and the
 -------------------
Notes. Copies of the Offering Memorandum will be delivered by the Issuers to the Initial Purchaser pursuant to the terms of this Agreement. Any references herein to the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Issuers hereby confirm that they have authorized the use of the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchaser in accordance with
Section 2.

          Holders of the Notes (including the Initial Purchaser and its direct and indirect transferees) will be entitled to the benefits of an Exchange and Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"), pursuant to which the Issuers
              -----------------------------
will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the
 ----------
"Exchange Offer Registration Statement") registering an issue of senior notes of
 -------------------------------------
the Issuers (the "Exchange Notes") which are identical in all material respects
                  --------------
to the Notes (except that the Exchange Notes will not
contain terms with respect to transfer restrictions) and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").
                     ----------------------------

          Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

          1.   Representations, Warranties and Agreements of the Issuers. The
               ---------------------------------------------------------
Issuers represent and warrant to, and agree with, the Initial Purchaser on and as of the date hereof and the Closing Date (as defined in Section 3) that:

          (a) The Offering Memorandum, as of its date, did not, and on the Closing Date the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the
                                                          --------
Issuers make no representation or warranty as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchaser furnished to the Issuers by or on behalf of the Initial Purchaser specifically for use therein (the "Initial Purchaser's Information").
 -------------------------------

          (b) The Offering Memorandum, as of its date, contains all of the information that, if requested by a prospective purchaser of the Notes, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

          (c) Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 2 and its compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Notes to the Initial Purchaser and the offer, resale and delivery of the Notes by the Initial Purchaser in the manner contemplated by this Agreement and the Offering Memorandum, to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").
                       -------------------

          (d)  Each of Mediacom, Mediacom California LLC ("Mediacom
                                                           --------
California"), Mediacom Arizona LLC ("Mediacom Arizona"), Mediacom Delaware LLC
----------                           ----------------
("Mediacom Delaware") and Mediacom Southeast LLC ("Mediacom Southeast" and
  -----------------                                ------------------
together with Mediacom California, Mediacom Delaware and Mediacom Arizona, the "Subsidiaries"), has been duly formed and is validly existing as a limited
 ------------
liability company in good standing under the laws of its respective jurisdiction of formation, is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which its respective ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), or in the results of operations, business affairs, management or business prospects of the Issuers and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business (a "Material Adverse Effect").
                                                      -----------------------
Mediacom's only subsidiaries are Mediacom Capital and the Subsidiaries.

          (e) Mediacom Capital has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, is duly qualified to do

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business and is in good standing as a foreign corporation in each jurisdicti on in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a Material Adverse Effect. Mediacom Capital has no subsidiaries.

          (f) The Issuers and the Subsidiaries have an authorized capitalization as set forth in the Offering Memorandum under the heading "Capitalization;" all of the limited liability membership interests in Mediacom have been duly and validly authorized and issued and are fully paid and non-assessable and were not issued in violation of any preemptive or similar rights; the limited liability membership interests in Mediacom conform in all material respects to the description thereof contained in the Offering Memorandum. Except as described in the Offering Memorandum, all of the limited liability membership interests in Mediacom California, Mediacom Southeast, Mediacom Arizona and Mediacom Delaware have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by Mediacom, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party. All of the outstanding shares of capital stock of Mediacom Capital have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by Mediacom, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

          (g) The Issuers have full right, power and authority to execute and deliver this Agreement, the Indenture, the Registration Rights Agreement, the Notes and the Exchange Notes (collectively, the "Transaction Documents") and to
                                                 ---------------------
perform their obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

          (h) This Agreement has been duly authorized, executed and delivered by the Issuers.

          (i) The Registration Rights Agreement has been duly authorized by the Issuers and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuers enforceable against the Issuers in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law); provided that no representation or warranty is made with respect to any provision of such agreement purporting to require indemnification of, or contribution to, the liability, losses, damages or claims of any person to the extent that such provision may be limited by applicable law.

          (j) The Indenture has been duly authorized by the Issuers and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuers enforceable against the Issuers in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

          (k) The Notes, the Private Exchange Notes (as defined in the Registration Rights Agreement) and the Exchange Notes have been duly authorized by the Issuers and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuers entitled to the benefits of the Indenture and enforceable against the Issuers in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (l) Each Transaction Document, the Operating Agreement, the Management Agreements (as defined below), the agreements comprising the Subsidiary Credit Facilities and the Seller Note conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

          (m) The execution, delivery and performance by the Issuers of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes, the Private Exchange Notes and the Exchange Notes and compliance by the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuers or the Subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Issuers or the Subsidiaries is a party or by which the Issuers or the Subsidiaries is bound or to which any of the property or assets of the Issuers or the Subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter, memorandum of association, by-laws, operating agreement, certificate of formation, articles of organization or limited liability company agreement, as applicable, of the Issuers or the Subsidiaries or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Issuers or the Subsidiaries or any of their properties or assets including, without limitation, any law, statute, rule or regulation or any judgement, decree or order applicable to the cable television industry in general; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation, including, without limitation, under the Communications Act of 1934, as amended (the "Communications Act"), the Cable Communications Policy Act of 1984 (the "1984
 ------------------                                                      ----
Cable Act"), the Cable Television Consumer Protection and Competition Act of
---------
1992 (the "1992 Cable Act"), the Telecommunications Act of 1996 (the "1996
           --------------                                             ----
Telecom Act" and, together with the Communications Act, the 1984 Cable Act and
-----------
the 1992 Cable Act, the "Cable Acts") or any order, rule or regulation of the
                         ----------
Federal Communications Commission ("FCC") is required for the execution,
                                    ---
delivery and performance by the Issuers of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes, the Private Exchange Notes and the Exchange Notes and compliance by the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders, licenses, filings, registrations or qualifications (i) as have been obtained and are in full force and effect under the Cable Acts or any order, rule or regulation of the FCC and such as may be required under state securities or Blue Sky laws in connection with the purchase and resale of the Notes by the Initial

Purchaser and (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement. As used herein, a "Repayment Event" means any
                                                  ---------------
event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any of the Issuers or the Subsidiaries.

          (n) Arthur Andersen LLP are independent certified public accountants with respect to the Issuers and the Subsidiaries within the meaning of the Securities Act and Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and
                                            -----
rulings thereunder. The historical financial statements (including the related notes) of the Issuers and the Subsidiaries contained in the prospectus dated September 1, 1998 which is part of the Offering Memorandum (the "Prospectus")
                                                                 ----------
comply in all material respects with the requirements applicable to a registration statement on Form S-1 under the Securities Act (except that certain supporting schedules are omitted) and the historical financial statements (including the related notes) of the Issuers and the Subsidiaries contained in the Form 10-Q for the quarter ended September 30, 1998 which is part of the Offering Memorandum (the "Form 10-Q") comply in all material respects with the
                          ---------
requirements applicable to Form 10-Q under the Exchange Act; such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Prospectus under the headings "Summary--Summary Historical and Pro Forma Financial and Operating Data," "Capitalization," "Selected Historical and Pro Forma Consolidated Financial and Operating Data," "Unaudited Pro Forma Consolidated Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Management-- Executive Compensation" and in the Form 10-Q under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" are derived from the accounting records of the Company and the Cablevision Systems and fairly present the information purported to be shown thereby. The pro forma financial information contained in the Offering Memorandum has been prepared on a basis consistent with the historical financial statements contained in the Offering Memorandum (except for the pro forma adjustments specified therein), includes all material adjustments to the historical financial information required by Rule 11-02 of Regulation S-X under the Securities Act and the Exchange Act to reflect the transactions described in the Offering Memorandum, gives effect to assumptions made on a reasonable basis and fairly presents the historical and proposed transactions contemplated by the Offering Memorandum and the Transaction Documents. The other historical financial and statistical information and data included in the Offering Memorandum are, in all material respects, fairly presented.

          (o) There are no legal or governmental proceedings pending to which the Issuers or the Subsidiaries is a party or of which any property or assets of the Issuers or the Subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Issuers or the Subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of the Issuers, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (p) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Notes, the Private Exchange Notes or the Exchange Notes or suspends the sale of the Notes, the

Private Exchange Notes or the Exchange Notes in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Issuers or the Subsidiaries which would prevent or suspend the issuance or sale of the Notes, the Private Exchange Notes or the Exchange Notes or the use of the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Issuers, threatened against or affecting the Issuers or the Subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Notes, the Private Exchange Notes or the Exchange Notes or in any manner draw into question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and the Issuers have complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Offering Memorandum.

          (q) None of the Issuers or the Subsidiaries is (i) in violation of its charter, by-laws, memorandum of association, certificate of formation, articles of organization, operating agreement or limited liability company agreement, as applicable, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except in the case of clauses (ii) and (iii) above, such default or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

          (r) The Issuers and each of the Subsidiaries possess all material franchises, licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or local regulatory agencies, authorities or bodies, including the FCC, which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and, except as described in the Offering Memorandum, none of the Issuers or the Subsidiaries has received notification of any revocation or modification of any such franchise, license, certificate, authorization or permit or has any reason to believe that any such franchise, license, certificate, authorization or permit will not be renewed in the ordinary course.

          (s) The Issuers and each of the Subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Issuers or the Subsidiaries which has had (nor do the Issuers or the Subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Issuers or the Subsidiaries, could reasonably be expected to have) a Material Adverse Effect.

          (t) None of the Issuers or the Subsidiaries is (i) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company
                                                        ------------------
Act"), and the rules and regulations of the Commission thereunder or (ii) a
---
"holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

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

          (u) The Issuers and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (v) The Issuers and each of the Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are commercially reasonable in light of their respective business and properties. None of the Issuers or the Subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

          (w) The Issuers and each of the Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except where such ownership or possession would not have a Material Adverse Effect; and the conduct of their respective businesses will not conflict in any material respect with, and the Issuers and the Subsidiaries have not received any notice of any claim of conflict with, any such rights of others which would have a Material Adverse Effect.

          (x) The Issuers and the Subsidiaries have good and sufficient and legal title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of the Issuers and the Subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except as described in the Offering Memorandum and except such as (i) do not materially interfere with the use made and proposed to be made of such property by the Issuers and the Subsidiaries or (ii) could not reasonably be expected to have a Material Adverse Effect; and all of the easements, rights-of-way, leases and subleases material to the business of the Issuers and the Subsidiaries, and under which the Issuers and the Subsidiaries hold properties described in the Offering Memorandum, are in full force and effect, and none of the Issuers or the Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Issuers or the Subsidiaries under any of the easements, rights-of-way, leases or subleases mentioned above, or affecting or questioning the rights of the Issuers or the Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease, or to the continued use of the property under any such easement or right-of-way except such as could not reasonably be expected to have a Material Adverse Effect.

          (y) No labor disturbance by or dispute with the employees of the Issuers or the Subsidiaries or, to the best knowledge of the Issuers is contemplated or threatened.

          (z) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975
                                                       -----
of the Internal Revenue Code of 1986, as
amended from time to time (the "Code")) or "accumulated funding deficiency" (as
                                ----
defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Issuers or the Subsidiaries which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with a pplicable law, including ERISA and the Code; the Issuers and the Subsidiaries have not incurred and do not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which the Issuers or the Subsidiaries would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

          (aa) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by the Issuers or the Subsidiaries (or, to the best knowledge of the Issuers, any other entity (including any predecessor) for whose acts or omissions the Issuers or the Subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Issuers or the Subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability could not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Issuers have knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

          (bb) None of the Issuers or, to the best knowledge of the Issuers, any director, officer, agent, employee or other person associated with or acting on behalf of the Issuers has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (cc) On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Notes, the Private Exchange Notes and the Exchange Notes and to the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the probable liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Notes, the Private Exchange Notes and the Exchange Notes as contemplated by this Agreement and the Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (iv) the

Company is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount t hat, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          (dd) Except as disclosed in the Offering Memorandum and except as would not reasonably be expected to have a Material Adverse Effect, to the best of the Issuers' knowledge, none of Mediacom, Mediacom Capital, Mediacom Management or any of the Subsidiaries party (a "Principal Agreement Party") to
                                                -------------------------
(i) the separate management agreements between Mediacom Management and each of the Subsidiaries (the "Management Agreements"), (ii) the Operating Agreement,
                       ---------------------
(iii) the agreements comprising the Western Credit Facility and (iv) the agreements comprising the Southeast Credit Facility (collectively, the foregoing are herein called the "Principal Agreements"), is in breach of, or in default in
                       --------------------
any material respect in the performance or observance of, any material obligation, term, covenant or condition contained therein. Each of the Principal Agreements that Mediacom has previously delivered to the Initial Purchaser is a true and correct copy, and there have been no additional amendments, alterations, modifications or waivers thereto or in the exhibits or schedules thereto. Each Principal Agreement Party has duly and validly authorized, executed and delivered each of the Principal Agreements to which it is a party and, assuming due and valid authorization, execution and delivery by the other parties thereto, each of the Principal Agreements is a valid and legally binding agreement of such Principal Agreement Party.

          (ee) Except as described in the Offering Memorandum, there are no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any membership interests or shares of capital stock of or other equity or other ownership interest in the Issuers or the Subsidiaries.

          (ff) None of the Issuers or the Subsidiaries owns any "margin securities" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the
                                 ---------------------
proceeds of the sale of the Notes will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Notes to be considered a "purpose credit" within the meanings of Regulations T, U or X of the Federal Reserve Board.

          (gg) None of the Issuers or the Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Issuers or the Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Notes, the Private Exchange Notes or the Exchange Notes.

          (hh) The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

          (ii) None of the Issuers, any of their affiliates or any person acting on their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S under the Securities Act ("Regulation S"))
                                                                ------------
with respect to the Notes, the Private Exchange Notes or the Exchange Notes, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S to the extent applicable. No representation is herein made with respect to the Initial Purchaser, any affiliate thereof or any person acting on its behalf, or with respect to any obligation thereof.

          (jj) None of the Issuers or any of their affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Notes, the Private Exchange Notes or the Exchange Notes in a manner that would require registration of the Notes under the Securities Act.

          (kk) None of the Issuers or any of their affiliates or any other person acting on their behalf has engaged, in connection with the offering of the Notes, the Private Exchange Notes or the Exchange Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

          (ll) Other than the $200,000,000 8 1/2% Senior Notes due 2008 of the Issuers, there are no securities of the Issuers registered under the Exchange Act, or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

          (mm) The Issuers have not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Notes, the Private Exchange Notes or the Exchange Notes.

          (nn) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

          (oo) None of the Issuers or the Subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Florida Statutes Section 517.075.

          (pp) Since the date as of which information is given in the Offering Memorandum, except as otherwise stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in the condition (financial or otherwise) or in the results of operations, business affairs, management or business prospects of the Issuers and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) none of the Issuers and the Subsidiaries has incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, which would have a Material Adverse Effect, (iii) none of the Issuers and the Subsidiaries has entered into any material transaction other than in the ordinary course of business, which would have a Material Adverse Effect and (iv) there has not been any change in the capital stock, membership interests or long-term debt of the Issuers or any of the Subsidiaries, or any dividend or distribution of any kind declared, paid or made by the Issuers or the Subsidiaries on any class of its capital stock or membership interests.

          2.   Purchase and Resale of the Notes.
               --------------------------------

          (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Issuers agree to issue and sell to the

Initial Purchaser, and the Initial Purchaser, agrees to purchase from the Issuers, the principal amount of $125,000,000 of Notes at a purchase price equal to 97.5% of the principal amount thereof. The Issuers shall not be obligated to deliver any of the Notes except upon payment for all of the Notes to be purchased as provided herein.

          (b) The Initial Purchaser has advised the Issuers that it proposes to offer the Notes for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. The Initial Purchaser represents, warrants and agrees that (i) it is purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D") or in any manner involving a public offering
                 ------------
within the meaning of Section 4(2) of the Securities Act and it has not engaged, and will not engage, in any directed selling efforts within the meaning of Rule 902 under the Securities Act in connection with any of the Notes, and it will comply with the offering restrictions and requirements of Regulation S, (iii) it has solicited and will solicit offers for the Notes only from, and has offered or sold and will offer, sell or deliver the Notes, as part of its initial offering, only (A) within the United States to persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers")
                                                ------------------------------
as defined in Rule 144A under the Securities Act ("Rule 144A"), or if any such
                                                   ---------
person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A and (B) outside the United States to persons other than U.S. persons (as defined in Rule 902 under the Securities Act) and to whom the Initial Purchaser reasonably believes offers and sales of the Notes may be made in reliance on Rule 903 under the Securities Act in transactions meeting the requirements of Regulation S, and (iv) it is a Qualified Institutional Buyer. The Initial Purchaser agrees that prior to or simultaneously with the confirmation of sale by it to any purchaser of any of the Notes purchased by the Initial Purchaser pursuant hereto, it shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that the Issuers shall have furnished to it prior to the date of such confirmation of sale). In addition to the foregoing, the Initial Purchaser acknowledges and agrees that the Issuers and, for the purposes of the opinions to be delivered to the Initial Purchaser pursuant to Sections 5(d),
(e), (f) and (g), counsel for the Issuers and for the Initial Purchaser, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchaser and its compliance with the agreements contained in this Section 2, and the Initial Purchaser hereby consents to such reliance. The Initial Purchaser will advise the Issuers of the completion of the distribution of Notes pursuant to Regulation S. The Initial Purchaser agrees that, at or prior to confirmation of sale of Notes (other than a sale pursuant to Rule
144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the restricted period a confirmation of notice to substantially the following effect:

                "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Notes and the date of original issuance of the Notes, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S."

          The Initial Purchaser represents that it has not entered into and agrees that it will not enter into any contractual arrangement with respect to the distribution or delivery of the Notes, except with the prior written consent of the Issuers.

          (c) The Initial Purchaser represents, warrants and agrees that (i) it has not offered or sold and will not offer or sell, in the United Kingdom by means of any document, any Notes offered hereby, other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (the "Regulations"), (ii) it has complied
                                            -----------
and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

          (d) The Issuers acknowledge and agree that the Initial Purchaser may sell Notes to any affiliate of the Initial Purchaser and that any such affiliate may sell Notes purchased by it to the Initial Purchaser.

          3.   Delivery of and Payment for the Notes.
               -------------------------------------

          (a) Delivery of and payment for the Notes shall be made at the offices of Milbank, Tweed, Hadley & McCloy LLP, New York, New York, or at such other place as shall be agreed upon by the Initial Purchaser and the Issuers, at 10:00 A.M., New York City time, on February 26, 1999, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchaser and the Issuers (such date and time of payment and delivery being referred to herein as the "Closing Date").
                                          ------------

          (b) On the Closing Date, payment of the purchase price for the Notes shall be made to Mediacom by wire or book-entry transfer of same-day funds to such account or accounts as Mediacom shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchaser of the certificates evidencing the Notes. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchaser hereunder. Upon delivery, the Notes shall be in global form, registered in such names and in such denominations as the Initial Purchaser shall have requested in writing not less than two full business days prior to the Closing Date. The Issuers agree to make one or more global certificates evidencing the Notes available for inspection by the Initial Purchaser in New York, New York at least 24 hours prior to the Closing Date.

          4.   Further Agreements of the Issuers.  The Issuers agree with the
               ---------------------------------
Initial Purchaser:

          (a) To advise the Initial Purchaser promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the

Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchaser promptly of any order preventing or suspending the use of the Offering Memorandum, of any suspension of the qualification of the Notes for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time.

          (b) To furnish promptly to the Initial Purchaser and counsel for the Initial Purchaser, without charge, as many copies of the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested.

          (c) Prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to the Initial Purchaser and counsel for the Initial Purchaser and not to effect any such amendment or supplement to which the Initial Purchaser shall reasonably object by notice to the Issuers after a reasonable period to review.

          (d) If, at any time prior to completion of the resale of the Notes by the Initial Purchaser, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchaser or counsel for the Issuers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law.

          (e) For so long as the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Notes and prospective purchasers of the Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Issuers are then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Notes and prospective purchasers of the Notes designated by such holders).

          (f) To promptly take from time to time such actions as the Initial Purchaser may reasonably request to qualify the Notes for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may designate and to continue such qualifications in effect for so long as required for the resale of the Notes, and to arrange for the determination of the eligibility for investment of the Notes under the laws of such jurisdictions as the Initial Purchaser may reasonably request; provided
                                                                    --------
that the Issuers and the Subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

          (g) To assist the Initial Purchaser in arranging for the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages

("PORTAL") Market securities in accordance with the rules and regulations
  ------
adopted by the National Association of

Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and
                           ----
for the Notes to be eligible for clearance and settlement through The Depository Trust Company ("DTC"), the Euroclear System and Cedel Bank, societe anonyme.
                ---

          (h) Not to, and to cause their affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require registration of the Notes under the Securities Act.

          (i) Except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause their affiliates not to, authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Notes, the Private Exchange Notes or the Exchange Notes by means of any form of general solicitation or general advertising within the meaning of Regulation D, by means of any directed selling efforts (as defined in Regulation S under the Securities Act) in connection with the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Notes to the Initial Purchaser as contemplated by this Agreement and the Offering Memorandum.

          (j) During the period from the Closing Date until two years after the Closing Date or the effectiveness of the Exchange Offer Registration Statement or Shelf Registration Statement, without the prior written consent of the Initial Purchaser, not to, and not permit any of their affiliates (as defined in Rule 144 under the Securities Act) which they control to, resell any of the Notes, the Private Exchange Notes or Exchange Notes that have been reacquired by them, except for Notes, the Private Exchange Notes or Exchange Notes purchased by the Issuers or any of their affiliates and resold in a transaction registered under the Securities Act.

          (k) Not to, for so long as the Notes are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under
Section 8 of the Investment Company Act, and to not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder.

          (l) In connection with the offering of the Notes, until the Initial Purchaser shall have notified the Issuers of the completion of the resale of the Notes, not to, and to cause their affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which they or any of their affiliated purchasers has a beneficial interest, any Notes, or attempt to induce any person to purchase any Notes; and not to, and to cause their affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Notes.

          (m) In connection with the offering of the Notes, to make their officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchaser.

          (n) To furnish to the Initial Purchaser on the date hereof a copy of the independent accountants' report included in the Offering Memorandum signed by the accountants rendering such report.

          (o) To do and perform all things required to be done and performed by them under this Agreement that are within their control prior to or after the Closing Date, and to use their best efforts to satisfy all conditions precedent on their part to the delivery of the Notes.

          (p) To not take any action prior to the execution and delivery of the Indenture that, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture.

          (q) Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Issuers, their condition (financial or otherwise) or results of operations, business affairs, management or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Issuers and of which the Initial Purchaser is notified), without the prior written consent of the Initial Purchaser, unless in the judgment of the Issuers and their counsel, and after notification to the Initial Purchaser, such press release or communication is required by law.

          (r) To apply the net proceeds from the sale of the Notes as set forth in the Offering Memorandum under the heading "Use of Proceeds."

          5.   Conditions of Initial Purchaser's Obligations.  The obligations
               ---------------------------------------------
of the Initial Purchaser hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Issuers contained herein, to the accuracy of the statements of the Issuers and their officers made in any certificates delivered pursuant hereto, to the performance by the Issuers of their obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchaser as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchaser may agree; and no stop order suspending the sale of the Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (b) The Initial Purchaser shall not have discovered and disclosed to the Issuers on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchaser, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Initial Purchaser, and the Issuers shall have furnished to the Initial Purchaser all documents and information that it or its counsel may reasonably request to enable them to pass upon such matters.

          (d) Cooperman Levitt Winikoff Lester & Newman, P.C. shall have furnished to the Initial Purchaser their written opinion, as counsel to the Issuers, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially to the effect set forth in Annex B hereto.

          (e) Fleischman & Walsh L.L.P. shall have furnished to the Initial Purchaser their written opinion, as special regulatory counsel for the Issuers, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially to the effect set forth in Annex C hereto.

          (f) Dow, Lohnes & Albertson, PLLC shall have furnished to the Initial Purchaser their written opinion, as special regulatory counsel for the Initial Purchaser, addressed to the Initial Purchaser and dated the Closing Date, in form and substance satisfactory to the Initial Purchaser, substantially to the effect set forth in Annex D hereto.

          (g) The Initial Purchaser shall have received from Milbank, Tweed, Hadley & McCloy LLP, counsel for the Initial Purchaser, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchaser may reasonably require, and the Issuers shall have furnished to such counsel such documents and information as they request for the purpose of enabling them to pass upon such matters.

          (h) The Issuers shall have furnished to the Initial Purchaser (i) a letter (the "AA Initial Letter") of Arthur Andersen LLP, addressed to the
             -----------------
Initial Purchaser and dated the date hereof, in form and substance satisfactory to the Initial Purchaser, (ii) a letter (the "KPMG Initial Letter") of KPMG Peat
                                              -------------------
Marwick LLP, addressed to the Initial Purchaser and dated the date hereof, in form and substance satisfactory to the Initial Purchaser and (iii) a letter (the "Keller Bruner Initial Letter") of Keller Bruner & Company, L.L.C., addressed to
 ----------------------------
the Initial Purchaser and dated the date hereof, in form and substance satisfactory to the Initial Purchaser.

          (i) The Issuers shall have furnished to the Initial Purchaser a letter (the "AA Bring-Down Letter") of Arthur Andersen LLP, addressed to the
             --------------------
Initial Purchaser and dated the Closing Date (i) confirming that they are independent public accountants with respect to the Issuers and the Subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (ii) stating, as of the date of the AA Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the AA Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the AA Initial Letter are accurate and
(iii) confirming in all material respects the conclusions and findings set forth in the AA Initial Letter. The Issuers shall have furnished to the Initial Purchaser a letter (the "KPMG Bring-Down Letter") of KPMG Peat Marwick LLP,
                         ----------------------
addressed to the Initial Purchaser and dated the Closing Date (i) confirming that they are independent public accountants with respect to the Cablevision Systems within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (ii) stating, as of the date of the KPMG Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the KPMG Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the KPMG

Initial Letter are accurate and (iii) confirming in all material respects the conclusions and findings set forth in the KPMG Initial Letter. The Issuers shall have furnished to the Initial Purchaser a letter (the "Keller Bruner Bring-Down
                                                       ------------------------
Letter") of Keller Bruner & Company, L.L.C., addressed to the Initial Purchaser
------
and dated the Closing Date (i) confirming that they are independent public accountants with respect to Benchmark Acquisition Fund II Limited Partnership (the "Predecessor Company") within the meaning of Rule 101 of the Code of
      -------------------
Professional Conduct of the AICPA and its interpretations and rulings thereunder, (ii) stating, as of the date of the Keller Bruner Bring-Down Letter, that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Keller Bruner Initial Letter are accurate and (iii) confirming in all material respects the conclusions and findings set forth in the Keller Bruner Initial Letter.

          (j) The Issuers shall have furnished to the Initial Purchaser a certificate, dated the Closing Date, of their respective chief executive officers and chief financial officers stating that (A) such officers have carefully examined the Offering Memorandum, (B) in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) as of the Closing Date, the representations and warranties of the Issuers in this Agreement are true and correct in all material respects, the Issuers have complied with all agreements, in all material respects, and satisfied all conditions on their part to be performed or satisfied hereunder on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained in the Offering Memorandum, there has been no material adverse change or any development involving a prospective material adverse change in the condition (financial or otherwise), or in the results of operations, business affairs, management or business prospects of the Issuers and the Subsidiaries taken as a whole, except as set forth in the Offering Memorandum.

          (k) The Initial Purchaser shall have received a counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of each of the Issuers.

          (l) The Indenture shall have been duly executed and delivered by the Issuers and the Trustee, and the Notes shall have been duly executed and delivered by the Issuers and duly authenticated by the Trustee.

          (m) The Notes shall have been approved by the NASD for trading in the PORTAL Market.

          (n)  If any event shall have occurred that requires the Issuers under
Section 4(d) to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchaser shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchaser reasonably in advance of the Closing Date.

          (o) There shall not have occurred any invalidation of Rule 144A or Regulation S under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchaser would materially impair the ability of the Initial Purchaser to purchase, hold or effect resales of the Notes as contemplated hereby.

          (p) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock or membership interests, as applicable, or long-term debt or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business affairs, management, or business prospects of the Issuers and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, the effect of which, in any such case described above, is, in the judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Notes on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto).

          (q) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Notes, the Private Exchange Notes or Exchange Notes; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Notes, the Private Exchange Notes or Exchange Notes.

          (r) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Notes by any "nationally recognized statistical rating organization," as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Notes.

          (s) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Issuers on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause
(iv), is, in the judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Notes on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum (exclusive of any amendment or supplement thereto).

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

          6.   Termination.  The obligations of the Initial Purchaser hereunder
               -----------
may be terminated by the Initial Purchaser, in its absolute discretion, by notice given to and received by the Issuers prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Section 5(o),
(p), (q), (r) or (s) shall have occurred and be continuing.

          7.   Reimbursement of Initial Purchaser's Expenses.  If (a) this
               ---------------------------------------------
Agreement shall have been terminated pursuant to Section 6, (b) the Issuers shall fail to tender the Notes for delivery to the Initial Purchaser for any reason permitted under this Agreement or shall fail to fulfill a condition stated in Section 5, or (c) the Initial Purchaser shall decline to purchase the Notes for any reason permitted under this Agreement, the Issuers shall reimburse the Initial Purchaser for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchaser in connection with this Agreement and the proposed purchase and resale of the Notes.

          8.   Indemnification.
               ---------------

          (a) The Issuers shall indemnify and hold harmless the Initial Purchaser, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 8(a) and Section 9 as an Initial Purchaser), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Notes), to which the Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendment or supplement thereto or any information provided by the Issuers to the holders of the Notes pursuant to
Section 4(e) in connection with the initial distribution of the Notes or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by the Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuers
                                         --------  -------
shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Initial Purchaser's Information.

          (b) The Initial Purchaser shall indemnify and hold harmless the Issuers, their affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Issuers within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 8(b) and Section 9 as the Issuers), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuers may become subject, whether commenced or threatened, under the Securities

Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Initial Purchaser's Information, and shall reimburse the Issuers promptly upon demand for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 8(a) or 8(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided,
                                                                  --------
however, that the failure to notify the indemnifying party shall not relieve it
-------
from any liability which it may have under this Section 8 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to
                                          --------  -------
notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an
                                                      --------  -------
indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          The obligations of the Issuers and the Initial Purchaser in this
Section 8 and in Section 9 are in addition to any other liability that the Issuers or the Initial Purchaser, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

          9.   Contribution.  If the indemnification provided for in Section 8
               ------------
is unavailable or insufficient to hold harmless an indemnified party under
Section 8(a) or 8(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchaser on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Initial Purchaser on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Initial Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by or on behalf of the Issuers, on the one hand, and the total discounts and commissions received by the Initial Purchaser with respect to the Notes purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Notes under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Issuers or information supplied by the Issuers on the one hand or to the Initial Purchaser's Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 9 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9 shall be deemed to include, for purposes of this Section 9, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 9, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser with respect to the Notes purchased by it under this Agreement exceeds the amount of any damages which the Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation

(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          10.  Persons Entitled to Benefit of Agreement.  This Agreement shall
               ----------------------------------------
inure to the benefit of and be binding upon the Initial Purchaser, the Issuers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 8 and 9 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Issuers and the Initial Purchaser and in Section 4(e) with respect to holders and prospective purchasers of the Notes during and at the end of the initial distribution of the Notes. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 10, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          11.  Expenses.  The Issuers agree with the Initial Purchaser to pay
               --------
(a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Notes and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Offering Memorandum and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Notes, including stamp duties and transfer taxes, if any, payable upon issuance of the Notes; (e) the fees and expenses of the Issuers' counsel and independent accountants; (f) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 4(f) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel for the Initial Purchaser); (g) any fees charged by rating agencies for rating the Notes; (h) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the application for the inclusion of the Notes on the PORTAL Market and the approval of the Notes for book-entry transfer by DTC; and (j) all other costs and expenses incident to the performance of the obligations of the Issuers under this Agreement which are not otherwise specifically provided for in this Section 11; provided, however, that except as provided in this Section
                    --------  -------
11 and Section 7, the Initial Purchaser shall pay its own costs and expenses.

          12.  Survival.  The respective indemnities, rights of contribution,
               --------
representations, warranties and agreements of the Issuers and the Initial Purchaser contained in this Agreement or made by or on behalf of the Issuers or the Initial Purchaser pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

          13.  Notices, etc.  All statements, requests, notices and agreements
               -------------
hereunder shall be in writing, and:

          (a) if to the Initial Purchaser, shall be delivered or sent by mail or telecopy transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: James P. Casey (telecopier no.: (212) 270-0994); or

          (b) if to the Issuers, shall be delivered or sent by mail or telecopy transmission to the address of Mediacom set forth in the Offering Memorandum,
Attention:  Rocco B. Commisso (telecopier no.:  (914) 695-2699);

provided that any notice to the Initial Purchaser pursuant to Section 8(c) shall
--------
also be delivered or sent by mail to the Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuers shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchaser.

          14.  Definition of Terms.  For purposes of this Agreement, (a) the
               -------------------
term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          15.  Initial Purchaser's Information.  The parties hereto acknowledge
               -------------------------------
and agree that, for all purposes of this Agreement, the Initial Purchaser's Information consists solely of the following information in the Offering
Memorandum: (i) the last paragraph on the front cover page concerning the terms of the offering by the Initial Purchaser; (ii) the first paragraph on page (i) of the Offering Memorandum concerning over-allotment and trading activities by the Initial Purchaser; and (iii) the statements concerning the Initial Purchaser contained in the third, fourth, fifth, sixth, seventh, ninth, eleventh and twelfth paragraphs under the heading "Plan of Distribution."

          16.  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of New York.

          17.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          18.  Amendments.  No amendment or waiver of any provision of this
               ----------
Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

          19.  Headings.  The headings herein are inserted for convenience of
               --------
reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Issuers and the Initial Purchaser in accordance with its terms.


                                     Very truly yours,


                                     MEDIACOM LLC

                                     By /s/ MARK E. STEPHAN
                                       ---------------------------------------
                                       Name:  Mark E. Stephan
                                       Title: Chief Financial Officer



                                     MEDIACOM CAPITAL CORPORATION


                                     By /s/ MARK E. STEPHAN
                                       ---------------------------------------
                                       Name:  Mark E. Stephan
                                       Title: Chief Financial Officer

Accepted:

CHASE SECURITIES INC.


By /s/ JAMES P. CASEY
   --------------------------
    Authorized Signatory


Address for notices pursuant to Section 8(c):
1 Chase Plaza, 25th floor
New York, New York 10081
Attention:  Legal Department

                                                                         ANNEX A


                                 MEDIACOM LLC
                         MEDIACOM CAPITAL CORPORATION

                                 $125,000,000

                         7 7/8% Senior Notes due 2011


                  EXCHANGE AND REGISTRATION RIGHTS AGREEMENT
                  ------------------------------------------

                                                      February 26, 1999

CHASE SECURITIES INC.
c/o Chase Securities Inc.
270 Park Avenue, 4th floor
New York, New York  10017


Ladies and Gentlemen:

          Mediacom LLC, a New York limited liability company ("Mediacom" and,
                                                               --------
together with its direct and indirect Subsidiaries (as defined herein) and Mediacom Capital (as defined herein), the "Company"), and Mediacom Capital
                                           -------
Corporation, a New York corporation and a wholly-owned subsidiary of Mediacom ("Mediacom Capital" and, together with Mediacom, the "Issuers"), propose to
  ----------------                                    -------
issue and sell to Chase Securities Inc. (the "Initial Purchaser"), upon the
                                              -----------------
terms and subject to the conditions set forth in a purchase agreement dated February 19, 1999 (the "Purchase Agreement"), $125,000,000 aggregate principal
                        ------------------
amount of their 7 7/8% Senior Notes due 2011 (the "Notes"). Capitalized terms
                                                  -----
used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

          As an inducement to the Initial Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchaser thereunder, the Issuers agree with the Initial Purchaser, for the benefit of the holders (including the Initial Purchaser) of the Notes, the Exchange Notes (as defined herein) and the Private Exchange Notes (as defined herein) (collectively, the "Holders"), as follows:
                            -------

          1.  Registered Exchange Offer.  The Issuers shall (i) prepare and, not
              -------------------------
later than 180 days following the date of original issuance of the Notes (the "Issue Date"), file with the Commission a registration statement on Form S-1 or
 ----------
Form S-4, if the use of such form is then available (the "Exchange Offer
                                                          --------------
Registration Statement"), with respect to a proposed offer to the Holders of the
----------------------
Notes (the "Registered Exchange Offer") to issue and deliver to such Holders, in
            -------------------------
exchange for the Notes, a like aggregate principal amount of debt securities of the Issuers (the "Exchange Notes") that are identical in all material respects
                  --------------
to the Notes, except for the transfer restrictions relating to the Notes, (ii) use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 300 days after the Issue Date and the Registered Exchange Offer to be consummated no later than 360 days after the Issue Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange
                                                                       --------
Offer
-----

Registration Period"). The Exchange Notes will be issued under the Indenture or
-------------------
an indenture (the "Exchange Notes Indenture") between the Issuers and the
                   ------------------------
Trustee or such other bank or trust company that is reasonably satisfactory to the Initial Purchaser, as trustee (the "Exchange Notes Trustee"), such indenture
                                        ----------------------
to be identical in all material respects to the Indenture, except for the transfer restrictions relating to the Notes (as described above).

          Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Notes for Exchange Notes or Private Exchange Notes (assuming that such Holder (a) is not an affiliate of the Issuers or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not an Initial Purchaser holding Notes that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (c) acquires the Exchange Notes in the ordinary course of such Holder's business and
(d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Notes) and to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Issuers, the Initial Purchaser and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder that is a broker-dealer electing to exchange Notes, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Notes (an "Exchanging Dealer"), is required to deliver a prospectus containing
           -----------------
substantially the information set forth in Exhibit A hereto on the cover, in Exhibit B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Exhibit C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Notes received by such Exchanging Dealer pursuant to the Registered Exchange Offer.

          If, prior to the consummation of the Registered Exchange Offer, any Holder holds any Notes acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Issuers shall, upon the request of any such Holder, simultaneously with the delivery of the Exchange Notes in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Notes held by such Holder (the "Private Exchange"), a like aggregate principal amount
                          ----------------
of debt securities of the Issuers (the "Private Exchange Notes") that are
                                        ----------------------
identical in all material respects to the Exchange Notes, except for the transfer restrictions relating to such Private Exchange Notes. The Private Exchange Notes will be issued under the same indenture as the Exchange Notes, and the Issuers shall use their reasonable best efforts to cause the Private Exchange Notes to bear the same CUSIP number as the Exchange Notes.

          In connection with the Registered Exchange Offer, the Issuers shall:

          (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

          (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (d) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

          (e) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

          As soon as practicable after the close of the Registered Exchange Offer and any Private Exchange, as the case may be, the Issuers shall:

          (a) accept for exchange all Notes tendered and not validly withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

          (b) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

          (c) cause the Trustee or the Exchange Notes Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

          The Issuers shall use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Notes; provided that (i) in the case where such
                                       --------
prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Notes held by them and (ii) the Issuers shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Notes for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

          The Indenture or the Exchange Notes Indenture, as the case may be, shall provide that the Notes, the Exchange Notes and the Private Exchange Notes shall vote and consent together on all matters as one class and that none of the Notes, the Exchange Notes or the Private Exchange Notes will have the right to vote or consent as a separate class on any matter.

          Interest on each Exchange Note and Private Exchange Note issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Issue Date.

          Each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuers that at the time of the consummation of the Registered Exchange Offer, (i) any Exchange Notes received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Notes or the Exchange Notes within the meaning of the Securities Act, and (iii) such Holder is not an affiliate of the Issuers or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

          Notwithstanding any other provisions hereof, the Issuers will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          2.  Shelf Registration.  If (i) because of any change in law or
              ------------------
applicable interpretations thereof by the Commission's staff the Issuers are not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or (ii) any Notes validly tendered pursuant to the Registered Exchange Offer are not exchanged for Exchange Notes within 360 days after the Issue Date, or (iii) the Initial Purchaser so requests with respect to Notes or Private Exchange Notes not eligible to be exchanged for Exchange Notes in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer, or (iv) any applicable law or interpretations do not permit any Holder to participate in the Registered Exchange Offer, or (v) any Holder that participates in the Registered Exchange Offer does not receive freely transferable Exchange Notes in exchange for tendered Notes, or (vi) the Issuers so elect, then the following provisions shall apply:

          (a) The Issuers shall use their reasonable best efforts to file as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to this Section 2) with the Commission, and thereafter shall use its reasonable best efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf
                                                                     -----
Registration Statement" and, together with any Exchange Offer Registration
----------------------
Statement, a "Registration Statement").
              ----------------------

          (b) The Issuers shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period ending on the earlier of (i) two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Notes become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf Registration Period"). The Issuers
                                    -------------------------
shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law.

          (c) Notwithstanding any other provisions hereof, the Issuers will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Issuers by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not contain an untrue statement of a material fact
 --------------------
or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          3.  Liquidated Damages.  (a) The parties hereto agree that the Holders
              ------------------
of Transfer Restricted Securities will suffer damages if the Issuers fail to fulfill their obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the applicable Registration Statement is not filed with the Commission on or prior to 180 days after the Issue Date, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 300 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff, if later, within 90 days after publication of the change in law or interpretation), (iii) the Registered Exchange Offer is not consummated on or prior to 360 days after the Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective within 300 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff, if later, within 90 days after publication of the change in law or interpretation) but shall thereafter cease to be effective (at any time that the Issuers are obligated to maintain the effectiveness thereof) without being succeeded within 120 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Issuers
                                            --------------------
will be obligated to pay liquidated damages to each Holder of Transfer Restricted Securities, during the period of one or more such Registration Defaults, in an amount equal to $0.192 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder until (i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration Statement is declared effective and the Registered Exchange Offer is consummated, (iii) the Shelf Registration Statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. As used herein, the term "Transfer Restricted Securities" means (i) each
                                 ------------------------------
Note until the date on which such Note has been exchanged for a freely transferable Exchange Note in the Registered Exchange Offer, (ii) each Note or Private Exchange Note until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Note or Private Exchange Note until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Issuers shall not be required to pay liquidated damages to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to
Section 4(n).

          (b) The Issuers shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Issuers shall pay the liquidated damages due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the Issuers for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Notes, sums sufficient to pay the liquidated damages then due. The liquidated damages due shall be payable on each interest payment date specified by the Indenture and the Notes to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay liquidated damages shall be deemed to accrue from and including the date of the applicable Registration Default.

          (c) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

          4.  Registration Procedures.  In connection with any Registration
              -----------------------
Statement, the following provisions shall apply:

          (a) The Issuers shall (i) furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser may reasonably propose; (ii) include the information set forth in Exhibit A hereto on the cover, in Exhibit B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Exhibit C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Exhibit D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by the Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

          (b) The Issuers shall advise the Initial Purchaser, each Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

          (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

          (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

          (iv) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Notes, the Exchange Notes or the Private Exchange Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (v) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c) The Issuers will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

          (d) The Issuers will furnish to each Holder of Transfer Restricted Notes included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (e) The Issuers will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Issuers consent to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

          (f) The Issuers will furnish to the Initial Purchaser and each Exchanging Dealer, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if the Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (g) The Issuers will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to the Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as the Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Issuers consent to the use of such prospectus or any amendment or supplement thereto by the Initial Purchaser, Exchanging Dealer or other persons, as applicable, as aforesaid.

          (h) Prior to the effective date of any Registration Statement, the Issuers will use their reasonable best efforts to register or qualify, or cooperate with the Holders of Notes, Exchange Notes or Private Exchange Notes included therein and their respective counsel in connection with the registration or qualification of, such Notes, Exchange Notes or Private Exchange Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Notes, Exchange Notes or Private Exchange Notes covered by such Registration Statement; provided that the Issuers will not be required to qualify generally to do
--------
business in any jurisdiction where they are not then so qualified or to take any action which would subject them to general service of process or to taxation in any such jurisdiction where they are not then so subject.

          (i) The Issuers will cooperate with the Holders of Notes, Exchange Notes or Private Exchange Notes to facilitate the timely preparation and delivery of certificates representing Notes, Exchange Notes or Private Exchange Notes to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Notes, Exchange Notes or Private Exchange Notes pursuant to such Registration Statement.

          (j) If any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Issuers are required to maintain an effective Registration Statement, the Issuers will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Notes, Exchange Notes or Private Exchange Notes from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (k) Not later than the effective date of the applicable Registration Statement, the Issuers will provide a CUSIP number for the Notes, the Exchange Notes and the Private Exchange Notes, as the case may be, and provide the applicable trustee with printed certificates for the Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company.

          (l) The Issuers will comply with all applicable rules and regulations of the Commission and will make generally available to their security holders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event shall such
                                        --------
earning statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Issuers' first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

          (m) The Issuers will cause the Indenture or the Exchange Notes Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

          (n) The Issuers may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Issuers such information concerning the Holder and the distribution of such Transfer Restricted Notes as the Issuers may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Issuers may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

          (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer

Restricted Securities that, upon receipt of any notice from the Issuers pursuant to Section 4(b)(ii) through (v), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the "Advice") by the Issuers that the use of the applicable
                 ------
prospectus may be resumed. If the Issuers shall give any notice under Section 4(b)(ii) through (v) during the period that the Issuers are required to maintain an effective Registration Statement (the "Effectiveness Period"), such
                                          --------------------
Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

          (p) In the case of a Shelf Registration Statement, the Issuers shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Notes, Exchange Notes and Private Exchange Notes being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Notes, Exchange Notes or Private Exchange Notes pursuant to such Shelf Registration Statement.

          (q)   In the case of a Shelf Registration Statement, the Issuers shall
(i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Notes, Exchange Notes and Private Exchange Notes being sold and any underwriter participating in any disposition of Notes, Exchange Notes or Private Exchange Notes pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Issuers and the Subsidiaries and (ii) use their reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such
                                             ---------
Shelf Registration Statement.

          (r) In the case of a Shelf Registration Statement, the Issuers shall, if Notes, Exchange Notes and Private Exchange Notes being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use their reasonable best efforts to cause (i) their counsel to deliver an opinion relating to the Shelf Registration Statement and the Notes, Exchange Notes or Private Exchange Notes, as applicable, in customary form, (ii) their officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Notes, Exchange Notes and Private Exchange Notes being sold, their Special Counsel or the managing underwriters (if any) and (iii) their independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          5.  Registration Expenses.  The Issuers will bear all expenses
              ---------------------
incurred in connection with the performance of their obligations under Sections 1, 2, 3 and 4 and the Issuers will reimburse the Initial Purchaser and the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to any local counsel) chosen by the Holders of a majority in aggregate principal amount of the Notes, the Exchange Notes and the Private Exchange Notes to be sold pursuant to each Registration Statement (the "Special Counsel")
                                                         ---------------
acting for the Initial

Purchaser or Holders in connection therewith (other than reimbursement in connection with the Registered Exchange Offer).

          6.  Indemnification.  (a)  In the event of a Shelf Registration
              ---------------
Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by the Initial Purchaser or Exchanging Dealer, as applicable, the Issuers shall indemnify and hold harmless each Holder (including, without limitation, the Initial Purchaser or Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 and Section 7 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Notes, Exchange Notes or Private Exchange Notes), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however,
                                                           --------  -------
that the Issuers shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and provided, further, that with respect to any such
                          --------  -------
untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Notes, Exchange Notes or Private Exchange Notes to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Notes, Exchange Notes or Private Exchange Notes to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Issuers with Section 4(d), 4(e), 4(f) or 4(g).

          (b) In the event of a Shelf Registration Statement, each Holder shall indemnify and hold harmless the Issuers, their affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Issuers within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the Issuers), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuers may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Issuers by such Holder, and shall reimburse the Issuers for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder
                                         --------  -------
shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Notes, Exchange Notes or Private Exchange Notes pursuant to such Shelf Registration Statement.

          (c)   Promptly after receipt by an indemnified party under this
Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided,
                                                                  --------
however, that the failure to notify the indemnifying party shall not relieve it
-------
from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to
                                         --------  -------
notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however,
                                                          --------  -------
that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          7.  Contribution.  If the indemnification provided for in Section 6 is
              ------------
unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers from the offering and sale of the Notes, on the one hand, and a Holder with respect to the sale by such Holder of Notes, Exchange Notes or Private Exchange Notes, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by or on behalf of the Issuers as set forth in the table on the cover of the Offering Memorandum, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Notes, Exchange Notes or Private Exchange Notes, on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Issuers or information supplied by the Issuers on the one hand or to any Holders' Information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Notes, Exchange Notes or Private Exchange Notes shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes, Exchange Notes or Private Exchange Notes sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          8.  Rules 144 and 144A.   The Issuers shall use their reasonable best
              ------------------
efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Issuers are not required to file such reports, it will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Issuers covenant that they will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities, the Issuers shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Issuers to register any of their securities pursuant to the Exchange Act.

          9.  Underwritten Registrations.  If any of the Transfer Restricted
              --------------------------
Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Issuers (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

           10.  Miscellaneous.  (a)  Amendments and Waivers.  The provisions of
                -------------        ----------------------
this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of Holders of a majority in aggregate principal amount of the Notes, the Exchange Notes and the Private Exchange Notes, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Notes, Exchange Notes or Private Exchange Notes are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Notes, the Exchange Notes and the Private Exchange Notes being sold by such Holders pursuant to such Registration Statement.

          (b)   Notices.  All notices and other communications provided for or
                -------
     permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

          (1) if to a Holder, at the most current address given by such Holder to the Issue in accordance with the provisions of this Section 10(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Chase Securities Inc.;

          (2) if to the Initial Purchaser, initially at its address set forth in the Purchase Agreement; and

          (3) if to the Issuers, initially at the address of the Issuers set forth in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

          (c)   Successors And Assigns.  This Agreement shall be binding upon
                ----------------------
the Issuers and their successors and assigns.

          (d)   Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e)   Definition of Terms.  For purposes of this Agreement, (a) the
                -------------------
term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          (f)   Headings.  The headings in this Agreement are for convenience of
                --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (g)   Governing Law.  This Agreement shall be governed by and
                -------------
construed in accordance with the laws of the State of New York.

          (h)   Remedies.  In the event of a breach by the Issuers or by any
                --------
Holder of any of their obligations under this Agreement, each Holder or the Issuers, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Issuers of their obligations under Sections 1 or 2 hereof for which liquidated damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Issuers and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

          (i)   No Inconsistent Agreements.  The Issuers represent, warrant and
                --------------------------
agree that (i) they have not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) they have not previously entered into any agreement which remains in effect granting any registration rights with respect to any of their debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Notes, they shall not grant to any person the right to request the Issuers to register any debt securities of the Issuers under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

          (j)   No Piggyback on Registrations.  Neither the Issuers nor any of
                -----------------------------
their security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Issuers in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Notes.

          (k)   Severability.  The remedies provided herein are cumulative and
                ------------
not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Issuers and the Initial Purchaser in accordance with its terms.

                                Very truly yours,

                                MEDIACOM LLC


                                By /s/ MARK E. STEPHAN
                                  ----------------------------------------
                                  Name:   Mark E. Stephan
                                  Title:  Chief Financial Officer



                                MEDIACOM CAPITAL CORPORATION


                                By /s/ MARK E. STEPHAN
                                  ----------------------------------------
                                  Name:   Mark E. Stephan
                                  Title:  Chief Financial Officer

Accepted:

CHASE SECURITIES INC.


By /s/ JAMES P. CASEY
  -----------------------------
    Authorized Signatory


Addresses for notices pursuant to Section 8(c):
1 Chase Plaza, 25th floor
New York, New York 10081
Attention: Legal Department

                                                                       EXHIBIT A


          Each broker-dealer that receives Exchange Notes for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Issuers have agreed that, for a period of 180 days after the Expiration Date (as defined herein), they will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                     -A1-

                                                                       EXHIBIT B


          Each broker-dealer that receives Exchange Notes for its own account in exchange for Notes, where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See "Plan of Distribution."

                                     -B1-

                                                                       EXHIBIT C


                             PLAN OF DISTRIBUTION


          Each broker-dealer that receives Exchange Notes for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired as a result of market-making activities or other trading activities. The Issuers have agreed that, for a period of 180 days after the Expiration Date, they will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _______________, 199_, all dealers effecting transactions in the Exchange Notes may be required to deliver a prospectus.

          The Issuers will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          For a period of 180 days after the Expiration Date the Issuers will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuers have agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Notes) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                     -C1-

                                                                       EXHIBIT D




          [_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name:
          Address:



If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                     -D1-

                                                                         ANNEX B



     [Form of Opinion of Cooperman Levitt Winikoff Lester & Newman, P.C.]


          Cooperman Levitt Winikoff Lester & Newman, P.C. shall have furnished to the Initial Purchaser their written opinion, as counsel to the Issuers, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially to the effect set forth below:

          (i) each of Mediacom and the Subsidiaries has been duly formed and is validly existing as a limited liability company in good standing under the laws of its respective jurisdiction of formation, has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged (except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a Material Adverse Effect) and perform its obligations under the Purchase Agreement, and is duly qualified to do business and is in good standing as a foreign limited liability company in the respective jurisdictions indicated on Exhibit A hereto. Based solely upon a
                                ---------
     certificate of an officer of Mediacom as to where each of Mediacom and the Subsidiaries presently owns or leases property or conducts business, we know of no other jurisdiction where the failure to be so qualified or be in good standing would, individually or in the aggregate, have a Material Adverse Effect; and Mediacom's only subsidiaries are Mediacom Capital and the Subsidiaries;

          (ii) Mediacom Capital has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, has the power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a Material Adverse Effect, and perform its obligations under the Purchase Agreement, and is duly qualified to do business and is in good standing as a foreign corporation in the respective jurisdictions indicated on Exhibit B hereto. Based solely upon a
                                ---------
     certificate of an officer of Mediacom Capital as to where Mediacom Capital presently owns or leases property or conducts business, we know of no other jurisdiction where the failure to be so qualified or be in good standing would, individually or in the aggregate, have a Material Adverse Effect; and Mediacom Capital has no subsidiaries;

          (iii) the Issuers and the Subsidiaries have an authorized capitalization as set forth in the Offering Memorandum under the "Pro Forma" column below the caption "Capitalization," and all of the limited liability membership interests of Mediacom have been duly and validly authorized and issued and are fully paid and non-assessable and, to such counsel's knowledge, were not issued in violation of any preemptive or similar rights; the limited liability membership interests of Mediacom conform in all material respects to the description thereof contained in the Offering Memorandum; except as described in the Offering Memorandum, all of the limited liability membership interests in Mediacom California, Mediacom Southeast, Mediacom Arizona and Mediacom Delaware have been duly and validly authorized and issued, are fully paid and non-assessable and, to such counsel's knowledge, are owned directly or indirectly by Mediacom, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party; and all of the outstanding shares of capital stock of Mediacom Capital have been duly and validly authorized and issued, are fully paid and non-assessable and, to such counsel's knowledge, are owned directly or indirectly by Mediacom, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party;

          (iv) the statements in the Prospectus under the heading "Tax Considerations," to the extent that they constitute summaries of matters of law or regulation or legal conclusions, have been reviewed by such counsel and fairly present the matters described therein in all material respects;

          (v) the Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder;

          (vi) each of the Issuers has all requisite limited liability company or corporate, as the case may be, power and authority to execute and deliver each of the Transaction Documents and to perform its obligations thereunder; and all requisite limited liability company or corporate, as the case may be, action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken;

          (vii) each of the Purchase Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Issuers; and the Registration Rights Agreement, assuming due authorization, execution and delivery by the Initial Purchaser, constitutes a valid and legally binding agreement of the Issuers enforceable against the Issuers in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and except to the extent that the indemnification and contribution provisions thereof may be limited by applicable law and public policy considerations;

          (viii) the Indenture has been duly authorized, executed and delivered by the Issuers and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Issuers enforceable against the Issuers in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law), and such counsel expresses no opinion as to the enforceability of the waiver as to usury, extension or stay laws;

          (ix) the Notes have been duly authorized and issued by the Issuers and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Agreement and the Indenture, will constitute valid and legally binding obligations of the Issuers entitled to the benefits of the Indenture and enforceable against the Issuers in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law), and such counsel expresses no opinion as to the enforceability of the waiver as to usury, extension or stay laws;

          (x) each Transaction Document, the Operating Agreement, the Management Agreements, the agreements comprising the Subsidiary Credit Facilities and the Seller Note conform in all material respects to the descriptions thereof contained in the Offering Memorandum;

          (xi) the execution, delivery and performance by the Issuers of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes and compliance by the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or Repayment Event under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Issuers or the Subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Issuers or the Subsidiaries is a party or by which the Issuers or the Subsidiaries is bound or to which any of the property or assets of the Issuers or the Subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter, memorandum of association, by-laws, operating agreement, certificate of formation, articles of organization or limited liability company agreement, as applicable, of the Issuers or the Subsidiaries or (assuming compliance with all applicable state securities or Blue Sky laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 2 of the Purchase Agreement) any statute or any judgment, order, decree, rule or regulation known to such counsel of any court or arbitrator or governmental agency or body having jurisdiction over the Issuers or the Subsidiaries or any of their properties or assets except for any such conflict, default, encumbrance or violation which would not, individually or in the aggregate, have a Material Adverse Effect; and, to such counsel's knowledge, no consent, approval, authorization or order of any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Issuers of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes, the Private Exchange Notes and the Exchange Notes and compliance by the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals or authorizations (i) which have been obtained or made prior to the Closing Date, (ii) as may be required under state securities laws in connection with the purchase and resale of the Notes by the Initial Purchaser, and
     (iii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement;

          (xii) to the best knowledge of such counsel, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Issuers or the Subsidiaries is a party or of which any property or assets of the Issuers or the Subsidiaries is the subject which (A) singularly or in the aggregate, if determined adversely to the Issuers or the Subsidiaries, could reasonably be expected to have a Material Adverse Effect or (B) could reasonably be expected to interfere with or adversely affect the issuance of the Notes, the Private Exchange Notes or the Exchange Notes or in any manner questions the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to the best knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (xiii) to the best knowledge of such counsel, none of the Issuers or the Subsidiaries is (A) in violation of its charter, by-laws, memorandum of association, certificate of formation, articles of organization, operating agreement or limited liability company agreement, as applicable, (B) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which it is a party or by which it is bound or to which any of its property or assets is subject, except for any such default or event which would not, individually or in the aggregate, have a Material Adverse Effect or (C) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except for any such violation which would not, individually or in the aggregate, have a Material Adverse Effect;

          (xiv) none of the Issuers or the Subsidiaries is (A) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder, without taking account of any exemption under the Investment Company Act arising out of the number of holders of the Company's securities or (B) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

          (xv) neither the consummation of the transactions contemplated by this Agreement nor the sale, issuance, execution or delivery of the Notes will violate Regulations T, U or X of the Federal Reserve Board; and

          (xvi) assuming the accuracy of the representations, warranties and agreements of the Issuers and of the Initial Purchaser contained in the Purchase Agreement and their compliance with the agreements set forth therein, no registration of the Notes under the Securities Act or (prior to the commencement of the Registered Exchange Offer or the effectiveness of a Shelf Registration Statement) qualification of the Indenture under the Trust Indenture Act is required in connection with the issuance and sale of the Notes by the Issuers and the initial offer, resale and delivery of the Notes by the Initial Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum.

     Such counsel shall also state that they have participated in conferences with representatives of the Issuers, representatives of its independent accountants and counsel and representatives of the Initial Purchaser at which conferences the contents of the Offering Memorandum and related matters were discussed and, although such counsel has not independently checked or verified and are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except as expressly provided in paragraphs (iv) and (x) above), on the basis of the foregoing, nothing has come to the attention of such counsel to cause such counsel to believe that the Offering Memorandum (other than the financial statements and related notes thereto and other financial information contained therein, as to which such counsel need express no belief), as of the date thereof and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Issuers and public officials which are furnished to the Initial Purchaser. Such counsel may also state that in rendering such opinion, such counsel expresses no opinion as to the Cable Acts, Section 111 of the Copyright of 1976, as amended, or the published orders, rules and regulations of the FCC or the U.S. Copyright Office.

                                                                         ANNEX C


                [Form of Opinion of Fleischman & Walsh L.L.P.]


          Fleischman & Walsh L.L.P. shall have furnished to the Initial Purchaser their written opinion, as special regulatory counsel to the Issuers, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially to the effect set forth below.

          (i) The communities listed in Attachment 1 to such counsel's opinion have been registered with the FCC in connection with the operation of the Systems. The filing of a registration statement constitutes initial FCC authorization for the commencement of cable television operations in the community registered.

          (ii) The Subsidiaries hold certain FCC licenses, as that term is defined below ("FCC Licenses"). All FCC Licenses and receive-only earth station registrations held by the Subsidiaries in connection with the operation of the Systems are listed on such Attachment 1. To the best of such counsel's knowledge, all such FCC Licenses have been validly issued or assigned to the present licensee and are currently in full force and effect. Such counsel has no knowledge of any event which would allow, or after notice or lapse of time which would allow, revocation or termination of any FCC License held by the Subsidiaries or would result in any other material impairment of the rights of the holder of such license. To the best of such counsel's knowledge, no other FCC Licenses are required in connection with the operation of the Systems by the Subsidiaries in the manner such counsel has been advised they are presently being operated. For the purposes of such counsel's opinion, an "FCC License" is defined as an authorization, or renewal thereof, issued by the FCC authorizing the transmission of radio energy through the airwaves.

          (iii) Other than proceedings affecting the cable television industry generally, there is no action, suit or proceeding pending before or, to the best of such counsel's knowledge, threatened by the FCC which is reasonably likely to have a Material Adverse Effect.

          (iv) The Subsidiaries hold all authorizations and/or have filed all notifications required by the FCC in connection with their operation on all frequencies in the 108-137 MHz and 225-550 MHz bands which such counsel has been advised are currently being utilized on the Systems. The geographic and technical parameters with respect to the authorized use of these frequencies are listed on such Attachment 1.

          (v) The execution, delivery and performance by the Issuers of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes and compliance by the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of any of the Cable Acts or Section 111 of the Copyright Act of 1976, as amended (the "Copyright Act") or any judgment, order, decree, rule or regulation of the FCC or the U.S. Copyright Office, except for conflicts, breaches and violations which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

          (vi) No consent, approval, authorization or order of, or filing or registration with the FCC or the U.S. Copyright Office under any of the Cable Acts or Section 111 of the Copyright Act, or the published orders, rules and regulations of the FCC or the U.S. Copyright Office is required for the execution, delivery and performance by the Issuers of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes and compliance by the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents.

          (vii) The statements in the Prospectus under the captions "Risk Factors--Non-Exclusive Franchises; Non-Renewal or Termination of Franchises," "Risk Factors--Regulation in the Cable Television Industry," "Business--Competition" and "Legislation and Regulation," and in the Offering Memorandum under the caption "Risk Factors--Recent Developments Relating to Competition in the Cable Television Industry," insofar as such statements summarize applicable provisions of the Cable Acts and the published orders, rules and regulations of the FCC, are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus; and the FCC statutes and regulations summarized under such captions are the FCC statutes and regulations that are material to the business of the Issuers and the Subsidiaries as described in the Offering Memorandum.

          (viii) In the course of such counsel's representation of the Issuers and the Subsidiaries, no matters have come to such counsel's attention, other than matters affecting the cable television industry generally, which would reasonably be expected to have a Material Adverse Effect.

          In rendering such opinion, such counsel may state that such opinion is limited to such counsel's review of the Cable Acts, Section 111 of the Copyright Act and the published orders, rules and regulations of the FCC and the U.S. Copyright Office.

                                                                         ANNEX D


              [Form of Opinion of Dow, Lohnes & Albertson, PLLC]


     Dow, Lohnes & Albertson, PLLC shall have furnished to the Initial Purchaser their written opinion, as special regulatory counsel to the Initial Purchaser, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially to the effect set forth below.

          (i) The execution, delivery and performance by the Issuers of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes and compliance by the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of any of the Cable Acts, or any judgment, order, decree, rule or regulation of the FCC, except for conflicts, breaches and violations which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

          (ii) No consent, approval, authorization, order, license, registration or qualification of or with the FCC is required under the Cable Acts or the published orders, rules and regulations of the FCC is required for the execution, delivery and performance by the Issuers of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Notes and compliance by the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents except such consents, approvals, authorizations, orders, licenses, registrations or qualifications (i) as have been obtained and are in full force and effect under the Communications Act, the Cable Acts or any order, rule or regulation of the FCC or (ii) that may be required in the future due to the operations or actions of the Company, the Company's cable television systems or affiliated parties.

          (iii) The statements in the Prospectus under the captions "Risk Factors--Non-Exclusive Franchises; Non-Renewal or Termination of Franchises," "Risk Factors--Regulation in the Cable Television Industry," "Business--Competition" and "Legislation and Regulation," and in the Offering Memorandum under the caption "Risk Factors--Recent Developments Relating to Competition in the Cable Television Industry," insofar as such statements summarize applicable provisions of the Cable Acts and the published orders, rules and regulations of the FCC, are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus and the Offering Memorandum; and the FCC statutes and regulations summarized under such captions are the FCC statutes and regulations that are material to the business of the Issuers and the Subsidiaries as described in the Offering Memorandum.

          In rendering such opinion, such counsel may state that such opinion is limited to such counsel's review of the Cable Acts and the published orders, rules and regulations of the FCC.